Exhibit 10.3

THORNBURG MORTGAGE, INC.

INVESTMENT PROCEDURES

The prospective investor (the “Investor”) understands that the offer and sale of (i) senior subordinated secured notes due 2015 (the “Notes”), (ii) detachable warrants (together with any additional warrants that may be issued by the Company to the Investor, the “Warrants,” and together with the Notes, the “Instruments”), to purchase shares of common stock, par value $0.01 per share (the “Common Stock”), of Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), and (iii) an investment in a participation of certain collateral of the Company (the “Participation”; together with the Instruments, the “Investments”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), but rather is being made privately by the Company (the “Offering”). A summary of the terms of the Investments is set forth in the recitals to the Purchase Agreement referred to below.

The Investor should complete the following steps prior to the intended date of purchase for the Investments:

1. Complete and execute the attached purchase agreement (the “Purchase Agreement”), registration rights agreement (the “Registration Rights Agreement”), warrant agreement (the “Warrant Agreement”), principal participation agreement (the “Principal Participation Agreement” and, together with the Purchase Agreement, the Registration Rights Agreement and the Warrant Agreement, the “Agreements”), send the completed Agreements (including executed signature pages) to Friedman, Billings, Ramsey & Co., Inc. and UBS Investments LLC, as placement agents (the “Placement Agents”), at the address below so that the Company may determine whether you are eligible to subscribe for and purchase the Investments.

2. Upon your delivery of the completed Agreements, you will be deemed to have irrevocably subscribed for the number of Investments indicated in the Purchase Agreement, which subscription includes an irrevocable commitment to pay the full amount of the purchase price for the Investments (the “Subscription Amount”) for which you subscribed. If the subscription is not accepted for any reason, the Subscription Amount will be returned to you.

3. In connection with the closing of the Offering, you must pay the Subscription Amount in cash in accordance with prior delivery instructions received from the Placement Agents.

4. Please scan the Agreements, including executed signature pages, and e-mail the scans to Dawn Farrell of Friedman, Billings, Ramsey & Co., Inc. at dfarrell@fbr.com, or fax the Agreements, including executed signature pages, to ATTN: Dawn Farrell at 703-469-1131. Please also send the Agreements, including executed signature pages, and direct all questions to:

Friedman, Billings, Ramsey & Co., Inc.

1001 Nineteenth Street North, 18th floor

Arlington, Virginia 22209

Attention: Dawn Farrell

Phone: 703-312-9530

5. After the Placement Agents receive a copy of the Agreements, including executed signature pages, the Placement Agents will notify you whether you are eligible to subscribe for and purchase the Investments and your subscription has been accepted, and will notify you of the subscription date.

6. Upon acceptance of the subscription, a counterpart copy of the executed Purchase Agreement will be signed as accepted on behalf of the Company and be returned to you.

The Agreements, as well as payment in immediately available funds of the Subscription Amount, must be received no later than the closing of the Offering, subject to the discretion of the Company to waive such “prior receipt” requirement.

THE ENCLOSED DOCUMENTS ARE CONFIDENTIAL AND MAY NOT BE REPRODUCED, DUPLICATED OR DELIVERED BY YOU TO ANY OTHER PERSON FOR ANY REASON.

If requested by or on behalf of the Company, each Investor which is an entity must provide evidence satisfactory to the Company that the organizational documents of the Investor permit it to make investments in securities such as the Investments, that all appropriate action has been taken by the Investor to authorize the investment and that the person or persons executing the Agreements have the authority to do so.

PURCHASE AGREEMENT

This PURCHASE AGREEMENT (this “Agreement”), dated as of March 31, 2008, is by and among Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), and the investors named on the signature pages hereto (each, a “Subscriber” and collectively, the “Subscribers”).

WHEREAS, the Company and each Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the Securities Act”), and Regulation D as promulgated thereunder;

WHEREAS, each Subscriber wishes to purchase, and the Company wishes to sell, upon the terms and conditions set forth in this Agreement, that aggregate number of (i) senior subordinated secured notes due 2015 (the “Notes”), (ii) detachable warrants (the “Initial Warrants”) and (iii) a participation interest in the principal participation agreement (the “Participation”), set forth on Subscriber’s signature page hereto (which aggregate amount for all Subscribers together shall be $1,150,000,000 aggregate principal amount of Notes, 197,929,427 Initial Warrants, $200,000,000 to be held in escrow pursuant to the Escrow Agreement (as defined below) and 100% of the Participation) for the aggregate purchase price, plus the escrow amount, set forth on Subscriber’s signature page hereto (which aggregate amount for all Subscribers together shall be $1,350,000,000.00); and

WHEREAS, the Notes are to be issued pursuant to an indenture (the “Indenture”) to be dated as of March 31, 2008 between the Company and Wilmington Trust Company, as trustee (the “Trustee”); and

WHEREAS, upon: (a) the affirmative vote of the stockholders of the Company approving an amendment to the Company’s charter increasing the number of authorized shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company that the Company may issue to at least 4,000,000,000 shares of Common Stock (“Shareholder Approval”); and (b) completion by the Company of self-tenders for at least 90% of the aggregate liquidation preference of its outstanding preferred stock and at least 66 2/3% of the aggregate liquidation preference of each series of its outstanding preferred stock, at a price of $5 per $25 of liquidation preference (the “Tender Offer Cash Payment”) plus (i) if the Shareholder Approval is obtained, Warrants (the “Tender Offer Warrants”) to purchase an aggregate of 5% of the Common Stock outstanding on a fully diluted basis after giving effect to such issuance and all anti-dilution adjustments under all existing instruments and agreements (other than the

Warrants (as defined below)) or (ii) if the Shareholder Approval is not obtained, such alternative consideration as may be mutually agreed to by the Company and a majority of the Subscribers based on their respective Notes aggregate principal balance (such tender offer, together with consent solicitations to delete restrictive covenants, including without limitation voting and dividend blocker provisions, in the Articles Supplementary of the Company for such series of preferred stock, the “Tender Offer”); the Company will issue additional warrants (the “Additional Warrants” and, together with the Initial Warrants, the “Warrants” and, together with the Initial Warrants and the Notes, the “Instruments” and the Instruments together with the Participation, the “Investments”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights and/or exchange rights with respect to the Notes, under the Securities Act and the rules and regulations promulgated thereunder;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Warrant Agreement (the “Warrant Agreement”) pursuant to which the Company has agreed to issue the Warrants and provide certain registration rights with respect to the shares of Common Stock issuable upon an exercise of the Warrants (the “Underlying Common Stock”) under the Securities Act and the rules and regulations promulgated thereunder;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Principal Participation Agreement (the “Principal Participation Agreement”) pursuant to which the Company has sold the participants therein (the “Participants”) a 100% participating interest (the “Participation Percentage”) in the principal amount of certain mortgages, mortgage-backed securities and other assets, subject to the satisfaction in full of all repurchase agreements, reverse repurchase agreements, swaps and other obligations pursuant to which such assets are financed;

WHEREAS, Subscribers and the Company intend that Subscribers will receive (i) Notes and (ii) Warrants (and/or Participations, if the Participations are not terminated on the Second Closing Date) on a pro rata basis according to the sum of the Note Principal Amount and the Second Closing Note Principal Amount, after giving effect to the transactions contemplated by Paragraphs 1.2 and 1.3 but without taking into account any transfers of any Investment by a Subscriber.

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Escrow Agreement (the “Escrow Agreement”) with Wilmington Trust Company as escrow agent thereunder (the “Escrow Agent”); and

WHEREAS, the Company and the Note Lien Collateral Agent thereto shall execute a Security Agreement with regards to the obligations under the Notes.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Upon the terms and subject to the conditions set forth in this letter:

1.1 Each Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of aggregate principal amount of Notes (including the respective number of Initial Warrants attached thereto) as is set forth on

Schedule I to such Subscriber’s signature page hereto under the headings “Principal Amount of Notes” (the “Notes Principal Amount”) and “Number of Initial Warrants” at a price equal to the amount set forth on Schedule I to such Subscriber’s signature page hereto under the heading “Purchase Price for Notes and Initial Warrants” (the “Notes Purchase Price”) on the closing date (the “Closing Date”) designated by the Company (as set forth in Paragraph 7.1 hereof). Each Subscriber hereby further irrevocably subscribes for and agrees to purchase from the Company such Participation Percentage as is set forth on Schedule I to such Subscriber’s signature page hereto under the heading “Participation Percentage” at a price equal to the amount set forth on Schedule I to such Subscriber’s signature page hereto under the heading “Purchase Price for Participation” (the “Participation Purchase Price”) on the Closing Date. The Subscribers agree to deliver to the Company on the Closing Date, upon receipt of the certificates representing the above referenced Instruments and a fully-executed copy of the Principal Participation Agreement, the Notes Purchase Price and the Participation Purchase Price by wire transfer of United States dollars in immediately available funds to an account specified by the Company in writing. Each Subscriber hereby further agrees to deposit on the Closing Date in the escrow account under the Escrow Agreement or the custodial account in accordance with the Escrow Agreement (together, the “Escrow Account”) the amount set forth on Schedule II to such Subscriber’s signature page hereto under the heading “Escrow Amount” (the “Escrow Amount”), and the Company hereby further agrees to deposit on the Closing Date in the Escrow Account on behalf of each such Subscriber the number of Initial Warrants set forth on Schedule II to such Subscriber’s signature page hereto under the heading “Number of Initial Warrants” (the “Escrow Warrants”).

1.2 (a) On the second closing date (the “Second Closing Date”), which must occur on or prior to June 30, 2008, occurring as set forth in Paragraph 7.2 hereof, each Subscriber other than MP TMA LLC and MP TMA (Cayman) LLC (collectively, “MatlinPatterson”) hereby further irrevocably subscribes for and agrees to purchase from the Company (the “Escrow Subscribers”) such aggregate principal amount of Notes (the “Second Closing Notes Principal Amount”) equal to the product of (i) (I) the aggregate amount of Tender Offer Cash Payments, divided by (II) $200,000,000 (such quotient, the “Tender Offer Success Ratio”, which shall be equal to zero if the conditions set forth in Paragraph 6.2 hereof have not been satisfied on or prior to June 30, 2008), multiplied by (ii) such Escrow Subscriber’s Escrow Amount (the “Second Closing Notes Payment”), and an amount equal to such product shall be distributed to the Company by the Escrow Agent. Any remaining amounts of any Escrow Subscriber’s Escrow Amounts following the Second Closing Date, including any interest on such Escrow Subscriber’s Escrow Amount, shall be distributed to such Escrow Subscriber. The Company agrees to deliver to each Escrow Subscriber certificates representing the above referenced Instruments. (b) On the Second Closing Date, the Company shall distribute to each Escrow Subscriber a number of such Escrow Subscriber’s Escrow Warrants equal to the product of (i) the Tender Offer Success Ratio, multiplied by (ii) such Escrow Subscriber’s Escrow Warrants. Any excess Initial Warrants remaining in the Escrow Account following the Second Closing are referred to as the “Excess Escrow Warrants”. Each Subscriber shall receive a number of Excess Escrow Warrants equal to the product of (x) the quotient of (1) the sum of such Subscriber’s Notes Principal Amount, plus such Subscriber’s Second Closing Notes Principal Amount, divided by (2) the sum of the aggregate amount of all Subscribers’ Notes Principal Amount, plus the aggregate amount of all Subscribers’ Second Closing Notes Principal Amount, multiplied by (y) the aggregate number of Excess Escrow Warrants. The Company agrees to deliver to each Subscriber certificates representing the above referenced Instruments. (c) In the event that the Second Closing Date does not occur by June 30, 2008, then on June 30, 2008 each Escrow Subscriber’s Entire Escrow Amount, including interest thereon, shall be distributed to such Subscriber and each Subscriber shall receive a number of additional Initial Warrants equal to the product of (i) the quotient of (I) such Subscriber’s Notes Principal Amount, divided by (II) the aggregate amount of all Subscribers’ Notes Principal Amount, multiplied by (ii) the aggregate number of Escrow Warrants, and the Company agrees to deliver to each Subscriber certificates representing the above referenced Instruments.

1.3 (a) At the time of grant of the Additional Warrants under the Warrant Agreement (the “Additional Warrant Grant Date”), each Participant shall receive a number of Additional Warrants equal to the product of (i) the aggregate number of Additional Warrant Shares (as defined in the Warrant Agreement), multiplied by (ii) such Participant’s Participation Percentage (without regard to any termination of the Participation Agreement), multiplied by (iii) (A) $100,000,000, divided by (B) (I) $100,000,000 plus (II) (1) 0.08695652, multiplied by (2) the aggregate Second Closing Notes Principal Amount (the “Participants Additional Warrants”). The Company agrees to deliver to each Participant certificates representing the above referenced Instruments. (b) At the time of grant of the Additional Warrants under the Warrant Agreement, each Escrow Subscriber shall receive a number of Additional Warrants equal to the product of (i) (A) the aggregate number of Additional Warrant Shares, minus (B) the aggregate number of Participants Additional Warrants, multiplied by (ii) (A) such Escrow Subscriber’s Second Closing Notes Principal Amount, divided by (B) the aggregate Second Closing Notes Principal Amount. The Company agrees to deliver to each Escrow Subscriber certificates representing the above referenced Instruments.

1.4 Unless the context otherwise requires or indicates, references herein to the Investments shall also mean each of (i) the Notes, (ii) the Warrants and (iii) the Participation, individually, and Instrument shall also mean each of the Notes and the Warrants individually. The Notes Purchase Price and the Second Closing Notes Payment shall be allocated between the Notes and the Warrants based on their relative fair market value. A third party valuation firm shall make such determination within 90 days of the Closing Date.

2. Each Subscriber understands and agrees that the Investments are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act, and that the Investments and the Underlying Common Stock have not been registered under the Securities Act and, unless so registered, may not be resold except as permitted in the following sentence. Each Subscriber agrees, on its own behalf and on behalf of each account for which it acquires any Investments, that, if in the future it decides to offer, resell, pledge or otherwise transfer such Investments or Underlying Common Stock, such Investments and Underlying Common Stock may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared and is effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of Subscriber’s property or the property of such investor account or accounts be at all times within Subscriber’s or their control and subject to compliance with any applicable state securities laws. Each Subscriber understands that the registrar and transfer agent for the Investments and the Underlying Common Stock will not be required to accept for registration of transfer any Investments or Underlying Common Stock, except upon presentation of evidence satisfactory to the Company and the transfer agent that, unless such Investments or Underlying Common Stock are already registered under the Securities Act, an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with. Each Subscriber further understands that any certificates representing Investments or Underlying Common Stock acquired by it will bear a legend reflecting the substance of this paragraph. Each Subscriber acknowledges, on its own behalf and on behalf of any investor account for which it is purchasing the Investments, that the Company reserves the right to restrict any offer, sale or other transfer of the Investments and any Underlying Common Stock pursuant to clause (c) above and to require the completion, execution and delivery of (i) a letter from the transferee substantially in the form of the Transferee’s Letter attached hereto as Appendix A and (ii) an opinion of counsel satisfactory to the Company that the proposed transfer does not require registration under the Securities Act.

3. Each Subscriber hereby represents and agrees as follows:

3.1 Such Subscriber acknowledges that such Subscriber must qualify under the standards described below, in order to qualify for the purchase of Investments.

3.2 Such Subscriber is an “accredited investor,” as such term is defined in Regulation D under the Securities Act (an “Accredited Investor”) and a “qualified institutional buyer” as such term is defined in Rule 144A under the Securities Act (a “QIB”).

3.3 Such Subscriber acknowledges that it is able to bear the economic risk of an investment in the Investments.

3.4 Such Subscriber represents, warrants and acknowledges that it: (a) is a sophisticated purchaser with respect to the Investments; (b) has received such information as it deems necessary in order to make an investment decision with respect to the Investments, the Company and the Offering and has had the opportunity to ask questions of and receive answers from the Company and its officers and directors and to obtain such additional information which the Company or its subsidiaries possess or could acquire without unreasonable effort or expense as such Subscriber deems necessary to verify the accuracy of the information furnished to such Subscriber and has asked such questions, received such answers and obtained such information as it deems necessary to verify the accuracy of the information furnished to such Subscriber; (c) understands that the Company has restated its financial statements for the year ended December 31, 2007 on a Form 10-K/A and that the auditors report on such restated financial statements contains a statement noting that such financial statements were prepared assuming that the Company will continue as a going concern; (d) understands that the Company, Thornburg Mortgage Hedging Strategies, Inc. and the counterparties named therein (the “Counterparties”) have entered into that certain override agreement, dated as of March 17, 2008 (the “Override Agreement”) and that the Override Agreement contains significant restrictions on the Company’s ability to conduct its business operations as previously conducted during the term of such agreement.

3.5 Such Subscriber became aware of this offering of the Investments and the Investments were offered to such Subscriber solely by means of direct contact between such Subscriber, on the one hand, and the Company or Friedman, Billings, Ramsey & Co., Inc. and UBS Investments LLC, as placement agents (the “Placement Agents”), on the other hand. Such Subscriber did not become aware of, nor were the Investments offered to such Subscriber by any other means, including, in each case, by any form of general solicitation or general advertising. In making the decision to purchase the Investments, such Subscriber relied solely on the information obtained by such Subscriber directly from the Company as a result of any inquiries by such Subscriber or such Subscriber’s advisor(s).

3.6 Such Subscriber hereby acknowledges that the offering of Investments has not been reviewed by, and the fairness of such Investments has not been determined by, the U.S. Securities and Exchange Commission (the “Commission”), the New York Stock Exchange or any state regulatory authority, because the Offering is intended to be a private placement pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

3.7 Such Subscriber understands that the Investments and the Underlying Common Stock have not been registered under the Securities Act or any state securities or “blue sky” laws and are being sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. Such Subscriber understands that the Investments will not be listed on any exchange and thus no trading marketing for such securities may be established.

3.8 Such Subscriber is acquiring the Investments for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

3.9 Such Subscriber consents to the placement of a legend on the certificates evidencing the Investments and any Underlying Common Stock, stating that such Investments or Underlying Common Stock have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof. Such Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Investments or Underlying Common Stock.

3.10 Such Subscriber, if acting in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement, the Warrant Agreement and the Registration Rights Agreement, to make the representations and warranties specified herein and therein, and to consummate the transactions contemplated herein and therein on behalf of the subscribing partnership, trust, corporation or other entity for which such Subscriber is acting and such partnership, trust, corporation, or other entity has full right and power to subscribe for Investments and perform its obligations hereunder and thereunder. This Agreement, the Warrant Agreement and the Registration Rights Agreement have been, or will be as of the Closing Date, duly and validly authorized, executed and delivered by such Subscriber and, will constitute the legal, valid and binding obligations of such Subscriber enforceable against such Subscriber in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. Such Subscriber acknowledges and agrees that the Company has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Paragraph 4.

3.11 The execution, delivery and performance by such Subscriber of this Agreement, the Principal Participation Agreement, the Warrant Agreement and the Registration Rights Agreement and the consummation by such Subscriber of the transactions contemplated herein and therein will not conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Subscriber pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which such Subscriber is a party or by which it or any of them may be bound, or to which any of the property or assets of such Subscriber is subject, nor will any such action result in any violation of the provisions of the articles of incorporation, bylaws or other organizational documents of such Subscriber or any applicable law, administrative regulation or administrative or court decree.

3.12 Such Subscriber is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

3.13 Except as disclosed on the signature page, such Subscriber is not and for so long as it holds any Investments or Underlying Common Stock will not be (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not it is subject to Title I of ERISA, including without limitation governmental and non-U.S. plans, (ii) a plan described in Section 4975 of the Internal Revenue Code (the “Code”), (iii) an entity whose underlying assets include “plan assets” within the meaning of Section 3(42) of ERISA by reason of a plan’s investment in such entity (including but not limited to an insurance company general account), or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the DOL Regulation Section 2510.3-101 (29 C.F.R. Section 2510.3-101) (any of the foregoing, a “Benefit Plan Investor”). To the extent an exception is taken on the signature page, the Subscriber represents and warrants that the purchase and holding of such Investment or Underlying Common Stock does not and will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

3.14 Such Subscriber acknowledges that the Investments may not be purchased by or otherwise acquired by any Benefit Plan Investor other than the Subscriber and the Subscriber represents and warrants that on the date hereof and for so long as the Subscriber holds the Investments or Underlying Common Stock either: (i) none of the assets of the Investor are deemed to include “plan assets” of any “benefit plan investor” as such terms are defined in Department of Labor Regulation Section 2510.3-101, as modified by Section 3(42) of ERISA or (ii) the assets of the Investor are deemed to include such “plan assets”, but the purchase and holding of such Investment or Underlying Common Stock would not reasonably be expected to constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

3.15 Such Subscriber (and any investor account for which such Subscriber is purchasing Investments pursuant hereto) agrees that the Company may rely, and shall be protected in acting upon, any papers or other documents which may be submitted to any of them in connection with the sale and subsequent transfers of the Investments or Underlying Common Stock and which are reasonably believed by them to be genuine and reasonably appear to have been signed or presented by the proper party or parties.

3.16 The Company is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

3.17 The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by such Subscriber to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of this Agreement and the Closing Date, as if made on and as of each such date, and shall survive each such date and if there should be any material change in such information prior to the Closing Date of the sale of the Investments, such Subscriber shall immediately furnish in writing such revised or corrected information to the Company. Such Subscriber understands that the Company will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and such Subscriber hereby consents to such reliance.

3.18 Such Subscriber is a resident of that jurisdiction specified below its address on the signature page hereto.

4. The Company hereby represents and warrants as follows:

4.1 Since January 1, 2008, except as disclosed in the Company’s Revised Annual Report on Form 10-K/A for the year ended December 31, 2007, as filed on March 11, 2008, the Company’s Current Reports on Form 8-K filed with the Commission since the date of the latest Form 10-K/A, the Company’s Revised Preliminary Prospectus (relating to 12% Convertible Senior Subordinated Notes due 2015 and Warrants to Purchase Common Stock) dated March 20, 2008, and other information, documents and reports with respect to the Company filed with the Commission pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), since the date of the latest Form 10-K/A (collectively, the “Information”) (but, in each case, excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly non-specific or predictive or forward-looking in nature), to the extent that it is reasonably apparent on the face of the disclosed information that such disclosure is of an exception to one or more of the following clauses (A) through (E), there has not been (A) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries, (B) any transaction which is material to the Company and its subsidiaries, (C) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any of its subsidiaries which is material to the Company, (D) any material change in the capital stock or outstanding indebtedness of the Company or its subsidiaries or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, other than regular quarterly dividends paid on the Company’s Common Stock or any series of the Company’s preferred stock. As of the date hereof, the Company has filed with the Commission all documents required to be filed by it under the Exchange Act. Each such document, at the time of its filing, was in compliance with the requirements of the Exchange Act as in effect on such date, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent superseded by a subsequent filing made prior to the date hereof.

4.2 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, and each of its subsidiaries and Thornburg Mortgage Advisory Corporation (the “Manager”) has been duly formed and is validly existing in its respective state of formation, in each case with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Information; and each of the Company, the Manager and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the respective ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Manager, the Company and/or its subsidiaries taken as a whole (a “Material Adverse Effect”).

4.3 As of the date hereof, the Company had an authorized, issued and outstanding capitalization as set forth in the Information. The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. No order halting or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued to and is outstanding against the Company or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened.

4.4 The Notes have been duly authorized by the Company and, when executed and delivered by the Company and duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Subscribers in accordance with the terms hereof, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

4.5 The Warrants have been duly authorized by the Company and, when executed and delivered by the Company and duly authenticated in accordance with their terms and delivered to and paid for by the Subscribers in accordance with the terms hereof, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity.

4.6 The Principal Participation Agreement has been duly authorized by the Company and, when executed and delivered by the Company and delivered to and paid for by the Subscribers in accordance with the terms hereof, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity.

4.7 The Underlying Common Stock issuable upon exercise of the Initial Warrants has been duly authorized and validly reserved for issuance upon exercise of the

Initial Warrants, and, upon exercise of the Initial Warrants in accordance with their terms, will be issued free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and free of any voting restrictions (and will be free of any restriction, pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party, upon the transfer thereof except the ownership limits in the Company’s charter and, until the termination of the Company’s Shareholder Rights Agreement as provided in Paragraph 5.2 hereof, the limits on ownership in that agreement; such Underlying Common Stock, when so issued upon such exercise in accordance with the terms of the Initial Warrants, will be duly and validly issued and fully paid and nonassessable, and will be entitled to the benefits of the Registration Rights Agreement; and the certificates for such Underlying Common Stock will be in due and proper form.

4.8 Assuming Shareholder Approval, the Underlying Common Stock issuable upon exercise of the Additional Warrants has been duly authorized and validly reserved for issuance upon exercise of the Additional Warrants, and, upon exercise of the Additional Warrants in accordance with their terms, will be issued free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and free of any voting restrictions (and will be free of any restriction, pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party, upon the transfer thereof except the ownership limits in the Company’s charter and, until the termination of the Company’s Shareholder Rights Agreement as provided in Paragraph 5.2 hereof, the limits on ownership in that agreement)); such Underlying Common Stock, when so issued upon such exercise in accordance with the terms of the Additional Warrants, will be duly and validly issued and fully paid and nonassessable, and will be entitled to the benefits of the Registration Rights Agreement; and the certificates for such Underlying Common Stock will be in due and proper form.

4.9 Except as set forth in the Information, none of the Manager, the Company nor any of its subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or by-laws or other applicable formation or organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, except, in case of clause (B), for such breaches, violations or defaults that will be cured or estopped by the transactions contemplated by this Agreement or except as would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the Indenture, the prepaid cash-settled agreement by and between the Company and MatlinPatterson, dated as of March 24, 2008 (the “Prepaid Agreement”), the Override Agreement and the Registration Rights Agreement, the issuance and sale of the Investments, the issuance of the Underlying Common Stock upon an exercise of the Initial Warrants and, assuming Shareholder Approval, the Additional Warrants and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) (A) the charter or by-laws of the Company or applicable formation or organizational documents of any of the

Company’s subsidiaries or the Manager, or (B) any indenture, mortgage, deed of trust, bank loan, reverse repurchase agreement or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Manager, the Company or any of its subsidiaries is a party or by which it or any of their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Manager, the Company or any of its subsidiaries, except, in case of (B), as would not, individually or in the aggregate, have a Material Adverse Effect.

4.10 The Company has been organized in conformity with the requirements for qualification as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, (the “Code”) and has qualified since formation and will be so qualified after giving effect to the issuance and sale of the Investments as herein contemplated. The Company does not believe it is a United States real property holding corporation under Section 897 of the Code.

4.11 The Company is not and, after giving effect to the offering and sale of the shares of Investments as herein contemplated, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

4.12 Except as set forth in the Information, there are no actions, suits, claims, investigations or proceedings pending or threatened or, to the knowledge of the Manager, the Company or its subsidiaries, contemplated to which the Company, its subsidiaries, the Manager or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby.

4.13 The Company is not required to obtain any consent, authorization or order of, or make any filing with, any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Indenture, the Prepaid Agreement, the Principal Participation Agreement, the Override Agreement or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof, except as otherwise provided in the Registration Rights Agreement, the Warrant Agreement, the financial distress exemption being pursued with the New York Stock Exchange under Section 312 (the “NYSE Approval”) and except for the filing of a Form D with the Commission and any state securities regulators. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, except as otherwise provided in the Registration Rights Agreement, except for the filing of a Form D with the Commission and any state securities regulators and except as required pursuant to Paragraph 5.4.

4.14 Except for the approvals contemplated in Paragraph 6 hereof and the Shareholder Approval, no authorization, approval or consent of the stockholders of the Company is required or necessary in connection with the sale of the Investments pursuant to the articles of incorporation, bylaws or other organizational documents of the Company or the rules and regulations of the New York Stock Exchange (the “NYSE”) except for the NYSE Approval.

4.15 The Investments sold in the Offering will be issued and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) of the Securities Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder. The Investments sold in this Offering will not be subject to preemptive rights, resale rights, rights of first refusal or similar rights arising under any contract or agreement to which the Company is a party. The Company proposes to offer and sell the Investments exclusively to investors that qualify as both QIBs and Accredited Investors.

4.16 Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Investments as herein contemplated.

4.17 Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Investments under the Securities Act or cause this offer of the Investments to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its affiliates or any persons acting on its or their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Investments under the Securities Act or cause the offering of the Investments to be integrated with other offerings.

4.18 Each of the Manager, the Company and its subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its business, except as would not have a Material Adverse Effect; none of the Manager, the Company nor its subsidiaries is in violation of, or in default under, nor has it received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Manager, the Company or any of its subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

4.19 This Agreement, the Indenture, the Principal Participation Agreement, the Override Agreement, the Warrant Agreement and the Registration Rights Agreement and any and all instruments necessary or appropriate to effectuate fully the terms and conditions of this Agreement, the Indenture, the Principal Participation Agreement, the Warrant Agreement, the Override Agreement and the Registration Rights Agreement on behalf of the Company have been, or will be prior to the time of the delivery of the Investments as contemplated in Paragraph 1 hereof, duly authorized, executed and delivered by the Company and each constitutes, or will constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to the effect of: (a) bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting creditors’ rights (including, without limitation, the effect of statutory and other laws regarding fraudulent conveyances, fraudulent transfers and preferential transfers), (b) the exercise of judicial discretion and the application of principles of equity, good faith, fair dealing, reasonableness, conscionability and materiality, and (c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

4.20 The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Each of the Company, its subsidiaries and their respective officers and directors are unaware of any facts or circumstances which might give rise to any of the foregoing.

4.21 All disclosure provided to the Subscribers regarding the Company, its subsidiaries, their respective businesses and the transactions contemplated hereby, furnished by or on behalf of the Company, are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.22 Each of the Manager, the Company and its subsidiaries is in compliance with the terms of each employee benefit plan and with all applicable provisions and requirements of ERISA and the Code and the regulations and published interpretations thereunder with respect to each employee benefit plan, except to the extent that any failure to comply could not reasonably be expected to result in a material liability. Each employee benefit plan that is intended to qualify under Section 401(a) of the Code either (a) has received a favorable determination letter from the Internal Revenue Service indicating that such employee benefit plan is so qualified and nothing has occurred subsequent to the issuance of such determination letter that would reasonably be expected to cause such employee benefit plan to lose its qualified status, or (b) is within the applicable remedial amendment period for requesting such a letter. No material liability to the Pension Benefit Guaranty Corporation (other than required premium payments), the Internal Revenue Service, any employee benefit plan or any trust established under Title IV of ERISA has been or is reasonably expected to be incurred by any of the Manager, the Company and its subsidiaries. Except to the extent required under Section 4980B of the Code or similar state laws, no employee benefit plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any of the Manager, the Company and its subsidiaries that could reasonably be expected to have a material liability.

4.23 None of the Manager, the Company and its subsidiaries is or, immediately after receipt of payment for the Notes, will be a Person described or designated in the Specially Designated Nationals and Blocked Person List of the Office of Foreign Assets Control of the U.S. Treasury Department or the Anti-Terrorism Order, and none of the Manager, the Company and its subsidiaries knowingly engages in or, immediately after receipt of payment for the Notes, will knowingly engage in any dealings or transactions, or, to its knowledge, is otherwise currently associated with, any such Persons. The Subscribers hereby notify the Manager, the Company and its subsidiaries that pursuant to the requirements of the Patriot Act, the Subscribers may be required to obtain, verify and record information that identifies the Manager, the Company and its subsidiaries, including the names and addresses and other information that will allow the Subscribers to identify the Manager, the Company and its subsidiaries in accordance with the Patriot Act.

4.24 No part of the proceeds from the sale of the Securities will be used, directly or indirectly, for the purpose of buying or carrying any margin stock. Margin stock does not constitute more than 5% of the value of the consolidated assets of the Manager, the Company and its subsidiaries and none of the Manager, the Company and its subsidiaries has any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section 4.28, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in Regulation U of the Board of Governors of the Federal Reserve System (or any successor provision), as it may be amended from time to time.

4.25 Other than the transactions set forth on Exhibit 4.25 and loans from the Manager to its managing directors for the purpose of purchasing capital stock of the Manager, (a) there is no Indebtedness between the Manager, the Company and its subsidiaries, on the one hand, and any officer, director, shareholder or affiliate (other than the Manager, the Company and its subsidiaries) of the Company, on the other, (b) no such officer (other than in his or her capacity as an officer), director (other than in his or her capacity as a director), shareholder or affiliate (other than the Manager, the Company and its subsidiaries) provides or causes to be provided any assets, services or facilities to the Manager, the Company and its subsidiaries the monetary value of which exceeds $100,000, (c) none of the Manager, the Company and its subsidiaries provides or causes to be provided any assets, services, or facilities to any such officer (other than in his or her capacity as an officer), director (other than in his or her capacity as a director), shareholder or affiliate (other than the Manager, the Company and its subsidiaries) the monetary value of which exceeds $100,000, and (d) none of the Manager, the Company and its subsidiaries beneficially owns, directly or indirectly, any investment in or issued by any such officer, director or affiliate.

4.26 Other than Friedman, Billings, Ramsey & Co., Inc. and UBS Securities LLC, none of the Manager nor the Company, nor any of their respective officers, directors, employees or Affiliates, has employed any broker or finder, or incurred any liability for or paid, directly or indirectly, any brokerage fees, commissions, finder’s or other similar fees or expenses in connection with the transactions contemplated hereby.

4.27 Subscribers will receive (i) Notes and (ii) Warrants (and/or Participations, if the Participations are not terminated upon the Second Closing Date) on a pro rata basis according to the sum of the Note Principal Amount and the Second Closing Note Principal Amount, after giving effect to the transactions contemplated by Paragraphs 1.2 and 1.3 but without taking into account any transfers of any Investment by a Subscriber prior to the consummation of all such transactions.

5. The Company and the Subscribers agree as follows:

5.1 The Company agrees with each Subscriber to apply the net proceeds from the sale of the Investments in the manner set forth in the Uses of Proceeds set forth on Exhibit 5.1 hereto.

5.2 The Company agrees to use its best efforts to obtain the Shareholder Approval, together with the opinion of Maryland counsel, delivered to each Subscriber, as to the effectiveness of the increase in the authorized shares of Common Stock of the Company.

5.3 The Company shall use its best efforts to commence and complete the Tender Offer as promptly as practicable. If the Tender Offer is not successful, with the consent of the Majority Participants (as defined in the Principal Participation Agreement), the Company may recommence the Tender Offer from time to time and consummate the Tender Offer.

5.4 The Company shall use its best efforts to obtain the shareholder approval required by Section 312.03 of the NYSE’s Listed Company Manual or to otherwise comply with all of the requirements of the exception set forth in Section 312.05 of the NYSE’s Listed Company Manual by April 11, 2008.

5.5 The Company shall terminate its Shareholder Rights Agreement and the rights issued thereunder within two business days after the Closing Date, and the Company shall not adopt a new shareholder rights agreement without the consent in writing of holders of a two-thirds of the shares of Common Stock underlying unexercised Warrants or issued upon exercise of the Warrants. The Company’s waiver of the 9.8% share ownership limit in its Articles of Incorporation in connection with the Investments shall not be revoked or modified adversely to the Subscribers without the consent in writing of each Subscriber affected thereby. The Company’s waiver of the Maryland Control Share Acquisition Act (and the resolution of its Board of Directors not to opt back into such Act for purposes of the Investment) or its exemption of transactions with the Subscribers from the Maryland Business Combination Act shall not be revoked or modified adversely to the holders of unexercised Warrants or shares of Common Stock issued upon exercise of the Warrants without the consent in writing of holders of a two-thirds of the shares of Common Stock underlying unexercised Warrants or issued upon exercise of the Warrants.

5.6 The Company and each Subscriber agree that the settlement contemplated in Paragraph 1.1 shall be accomplished through physical delivery and that the Company and the Subscribers shall cooperate to obtain DTC eligibility for global Notes and have such physical Notes exchanged for such global Notes, in each case as promptly as practicable following such settlement.

5.7 The Company shall reimburse MatlinPatterson Global Advisers LLC (“MP”) for its out-of-pocket expenses (in the aggregate, the “MP Expenses”) relating to this Agreement, the Notes, the Indenture, the Warrant Agreement, the Warrants, the Registration Rights Agreement, the Security Agreement, the Prepaid Agreement, the Principal Participation Agreement and the transactions contemplated hereby and thereby, including the fees and expenses of its legal, financial and tax advisors.

5.8 The Company agrees to use its best efforts to cause all of its subsidiaries, to the extent permitted pursuant to the terms of the agreements, indentures or instruments existing on the date hereof to which it or its subsidiaries are bound, to guarantee obligations of the Company pursuant to its 8% Senior Notes due 2015 and pursuant to the Notes as promptly as practicable but no later than April 15, 2008.

6. Conditions to the Investment.

6.1 As a condition to the Closing Date, (i) each of the representations and warranties of the parties hereto shall be true and correct in all material respects, (ii) the Subscribers shall have received an opinion from Heller Ehrman LLP, dated as of the Closing Date, substantially in the form attached hereto as Appendix B, (iii) the Subscribers shall have received an opinion of Venable LLP, Maryland counsel to the Company, dated as of the Closing Date, substantially in the form attached hereto as Appendix C hereto, (iv) the board of directors of the Company shall have waived any limitations on the ownership of Common Stock under Maryland law, and shall have waived the ownership limitations in the Company’s charter and under the Company’s Shareholder Rights Agreement for Subscribers, (v) Thornburg Mortgage Advisory Corporation shall have waived the “change of control” put right under the amended and restated management agreement, dated as of July 1, 2004, between the Company and Thornburg Mortgage Advisory Corporation, (vi) each Subscriber shall have delivered to the Placement Agents a “big boy” letter in the form attached hereto as Appendix D, (vii) the Subscribers shall have received an opinion of, McKee Nelson, special tax counsel to the Company, to the effect that the Company qualifies as a REIT under Sections 856 through 860 of the Code, (viii) the Subscribers shall have received a Secretary’s Certificate of the Company and of Thornburg Mortgage Home Loans, Inc. in form and substance reasonably satisfactory to the Subscribers, (ix) MatlinPatterson and the Company shall have terminated the Prepaid Agreement, (x) the Company shall have paid to MP by wire transfer of immediately available funds the MP Expenses and (xi) the Company, Thornburg Mortgage Hedging Strategies, Inc., the Manager and the counterparties to the Override Agreement shall have entered into an Amendment No. 1 to the Override Agreement in the form attached hereto as Appendix E whereby, effective upon the satisfaction of the conditions set forth therein, among other things, such counterparties have (a) consented to this Agreement, the Notes, the Indenture, the Warrant Agreement, the Warrants, the Registration Rights Agreement, the Security Agreement, the Prepaid Agreement, the Principal Participation Agreement and the transactions contemplated hereby and thereby, (b) deemed that such transactions constitutes a “Capital Raise” as defined in the Override Agreement and (c) waived any failure to timely comply with the provisions of the Capital Raise set forth in Section 3(a) of the Override Agreement.

6.2 As a condition to the Second Closing Date, (i) the Tender Offer shall have been completed on the terms described herein or as otherwise consented to in writing by the Majority Participants (the “Tender Offer Condition”), (ii) the Shareholder Approval shall have been received by June 15, 2008 (or such later date consented to in writing by the Majority Participants), together with the opinion of Maryland counsel delivered to the Subscribers as to the effectiveness of the increase in the authorized shares of Common Stock of the Company (the “Shareholder Condition”) and (iii) the Principal Participation Agreement shall have been terminated (such termination, together with the satisfaction of the Shareholder Condition and the Tender Offer Condition, the “Triggering Event”).

7. Timing of the Closings.

7.1 Provided that the conditions set forth in Paragraph 6.1 hereto have been met at such time, the transactions contemplated in Paragraph 1.1 hereto shall be consummated upon one business days’ notice to the Subscribers but not later than March 31, 2008, or at such other time and date as the parties hereto shall agree to in writing.

7.2 Provided that the Triggering Event occurs on or prior to June 30, 2008, the transactions contemplated by Paragraphs 1.2(a) and (b) shall occur immediately and the Company shall promptly provide written notice to the Subscribers and their successors and assigns of such event, and shall otherwise consummate the transactions contemplated by Paragraphs 1.2(a) and (b).

7.3 Provided that the Triggering Event occurs, the transactions contemplated by Paragraph 1.3 shall occur immediately and the Company shall promptly provide written notice to the Subscribers and their successors and assigns of such event, and shall otherwise consummate the transactions contemplated by Paragraph 1.3.

8. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each of the other parties.

9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any civil action concerning any controversy, dispute or claim arising out of or relating to this Agreement, or any other agreement contemplated by, or otherwise with respect to, this Agreement or the breach hereof, unless such court would not have subject matter jurisdiction thereof, in which event the parties consent to the jurisdiction of the State of New York. The parties hereby waive and agree not to assert in any litigation concerning this Agreement the doctrine of forum non conveniens.

10. This Agreement, including the exhibits and other documents referred to herein (which form a part hereof), constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties, and all such prior agreements and understandings are merged herein and shall not survive the execution and delivery hereof.

11. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service or be telecopier and shall be deemed given when so delivered by hand or, if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service), addressed as follows:

If to each Holder:	To the address of such Holder
set forth on the signature page hereto

If to the Company:	Thornburg Mortgage, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501
Attn: Larry Goldstone
Chief Executive Officer and President

Facsimile: 505-989-8156

with a copy to:

Heller Ehrman LLP
Attention: Sheri Fox
Facsimile: 213-244-7611

12. This Agreement shall inure to the benefit of and be binding upon the Company and the Subscribers. Nothing in this Agreement is intended, or shall be construed, to give any other person or entity any right hereunder or by virtue hereof. This Agreement may not be assigned by the Company or the Subscribers without the prior written consent of the other party hereto.

13. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, paragraph or other references are to the sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified, (iv) the word “or” shall not be exclusive and (v) provisions shall apply, when appropriate, to successive events and transactions.

14. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instruments to be drafted.

15. If any provision of this Agreement shall be or shall be held or deemed by a final order by a competent authority to be invalid, inoperative or unenforceable, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Agreement shall be construed as if such invalid, inoperative or unenforceable provision had never been contained herein so as to give full force and effect to the remaining such terms and provisions.

16. The parties recognize that various other rights rendered under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce the rights under this Agreement by actions for injunctive relief and specific performance.

17. In connection with this Agreement, as well as all transactions and covenants contemplated by this Agreement, each party hereto agrees to execute and deliver or cause to be executed and delivered such additional documents and instruments and to perform or cause to be performed such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions and covenants contemplated by this Agreement.

18. The waiver of any breach of any term or condition of this Agreement shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this signature page to the Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

THORNBURG MORTGAGE, INC.

By:	/s/ Larry Goldstone
Name:	Larry Goldstone
Title:	Chief Executive Officer and President

Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this signature page to the Purchase Agreement to be duly executed as of the date first written above.

Company Name:

By:

Name:

Title:

Name to appear on certificate/note:

Tax ID:

Mailing address:

Mailing address for interest payments, if any:

Mailing address for notices, if any:

Physical Delivery Address for Notes and Warrants:

Total Investment Amount:

Purchase Agreement

Subscriber Name:

Schedule I *

CLOSING

Principal Amount of Notes	Number of Initial Warrants	Purchase Price For Notes and Initial Warrants	Participation Percentage	Purchase Price for Participation

Schedule II

ESCROW

Escrow Amount	Number of Initial Warrants

*	If purchasing on behalf of one or more accounts, please complete Schedule III.

Purchase Agreement

Subscriber Name:

Schedule III

Account Name, Principal Place of Business and Type of Entity	Eligibility(1)	Principal Amount of Notes (2)	Number of Initial Warrants (2)	Purchase Price For Notes and Initial Warrants	Participation Percentage	Purchase Price for Participation

Account Name, Principal Place of Business and Type of Entity	Escrow Amount(2)	Number of Initial Warrants(2)

(1)	Confirm QIB status by marking the box.
(2)	To the extent the actual principal amount of Notes and number of Initial Warrants purchased and received or escrow amount funded by the undersigned (and/or any Account) is different from the number subscribed for, the Company, FBR and UBS may amend this Purchase Agreement to reflect the actual principal amount of Notes and number of Initial Warrants purchased and received and escrow amount funded by the undersigned (and/or any Account).

Purchase Agreement

Appendix A

TRANSFEREE’S LETTER

Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

[Seller]

Dear Sirs:

In connection with the undersigned’s proposed purchase of (i) senior subordinated secured notes due 2015, (the “Notes”), (ii) detachable warrants (together with any additional warrants that may be issued by the Company for the purchase of Common Stock (the (“Underlying Common Stock”) to the Investor, the “Warrants,” and together with the Notes, the “Instruments”), to purchase shares of common stock, par value $0.01 per share (the “Common Stock”) of Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), and (iii) an investment in a participation in certain collateral of the Company (the “Participation”; together with the Instruments, the “Investments”), from                      (“Seller”), the undersigned confirms and agrees that:

1. The undersigned understands and agrees that the Investments have been offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and that the Investments have not been registered under the Securities Act and, unless so registered, may not be resold except as permitted in the following sentence. The undersigned agrees, on its own behalf and on behalf of each account for which it acquires any Investments that, if in the future it decides to offer, resell, pledge or otherwise transfer such Investments, such Investments may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared and is effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of the undersigned’s property or the property of such investor account or accounts be at all times within the undersigned’s or their control and subject to compliance with any applicable state securities laws. The undersigned understands that the registrar and transfer agent for the Investments will not be required to accept for registration of transfer any Investments except upon presentation of evidence satisfactory to the Company and the transfer agent that, unless such Investments are already registered under the Securities Act, an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with. The undersigned further understands that any certificates representing Investments acquired by it will bear a legend reflecting the substance of this paragraph. The undersigned acknowledges, on its own behalf and on behalf of any investor account for which it is purchasing the Investments, that the Company reserves the right to restrict any offer, sale or other transfer of the Investments pursuant to clause (c) above or to require the completion, execution and delivery of a letter from the transferee substantially in the form hereof and certifications and other information satisfactory to the Company and the registrar and transfer agent and an opinion of counsel satisfactory to the Company that the proposed transfer does not require registration under the Securities Act. WITHOUT LIMITING THE FOREGOING, UNLESS AND UNTIL THE COMPANY NOTIFIES YOU OTHERWISE IN WRITING, THE UNDERSIGNED ACKNOWLEDGES AND AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT IS PURCHASING NOTES, WARRANTS OR UNDERLYING SHARES, THAT IT CANNOT AND WILL NOT SELL OR OTHERWISE TRANSFER ANY SECURITIES WITHOUT (I) A COMPLETED AND EXECUTED LETTER FROM THE PROSPECTIVE

TRANSFEREE IN THE FORM OF THIS TRANSFEREE’S LETTER AND THE DELIVERY OF SUCH TRANSFEREE’S LETTER TO THE COMPANY AND (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

2. The undersigned is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

3. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Investments, and each of the undersigned and any account for which the undersigned is acting is able to bear the economic risk of such investment and can afford the complete loss of such investment.

4. The undersigned is acquiring the Investments for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. The undersigned was not formed for the specific purpose of acquiring the Investments.

5. The undersigned is acquiring the Investments for the undersigned’s own account or for one or more accounts (each of which is a QIB) as to each of which the undersigned exercises sole investment discretion and is authorized to make the representations, and enter into the agreements, contained in this letter.

6. The undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Investments. The undersigned acknowledges that the undersigned and the undersigned’s advisor(s), if any, have had the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of this offering of the Investments, as the undersigned and the undersigned’s advisor(s), if any, deem necessary to verify the accuracy of any information that the undersigned deems relevant to making an investment in the Investments. The undersigned represents and agrees that prior to the undersigned’s agreement to purchase Investments, the undersigned and the undersigned’s advisor(s), if any, will have asked such questions, received such answers and obtained such information as the undersigned deems necessary to verify the accuracy of any information that the undersigned deems relevant to making an investment in Investments. The undersigned became aware of this offering of the Investments and the Investments were offered to the undersigned solely by direct contact between the undersigned and Seller. The undersigned did not become aware of, nor were the Investments offered to the undersigned by any other means, including, in each case, by any form of general solicitation or general advertising. In making the decision to purchase the Investments, the undersigned relied solely on the information filed with the Securities and Exchange Commission or obtained by the undersigned directly from the Company as a result of any inquiries by the undersigned or the undersigned’s advisor(s).

7. The undersigned is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

8. The undersigned is not and for so long as it holds the Notes, Warrants or Underlying Shares will not be (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not it is subject to Title I of ERISA, including without limitation governmental and non-U.S. plans, (ii) a plan described in Section 4975 of the Internal Revenue Code, (iii) an entity whose underlying assets include plan assets by reason of a plan’s investment in such entity (including but not limited to an insurance company general account), or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the DOL Regulation Section 2510.3-101 (29 C.F.R. Section 2510.3-101) (any of the foregoing, a “Benefit Plan Investor”).

9. The undersigned acknowledges that the Company, Seller and others will rely on the acknowledgments, representations and warranties contained in this letter. The undersigned agrees to promptly notify the Company and Seller if any of the acknowledgments, representations and warranties set forth herein are no longer accurate. The undersigned agrees that each purchase by the undersigned of securities from Seller will constitute a reaffirmation of the acknowledgments, representations and warranties herein (as modified by any such notice) as of the time of such purchase.

10. The Company and Seller are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

THE UNDERSIGNED UNDERSTANDS, WITHOUT LIMITATION, THAT TRANSFERS OF THE SECURITIES ARE SUBJECT TO THE REQUIREMENT THAT A TRANSFEREE’S LETTER AND OPINION LETTER BE DELIVERED TO THE COMPANY, AS PROVIDED ABOVE IN SECTION 1.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

Date: ,	Very truly yours,

By:
Print Name:
Company Name:
Title:
Address:

Appendix B

FORM OF OPINION OF HELLER EHRMAN

HELLER EHRMAN TO PROVIDE DRAFT OPINION OF COUNSEL UNDER SEPARATE COVER

B-1

Appendix C

[FORM OF OPINION OF OUTSIDE MARYLAND COUNSEL TO THE COMPANY]

C-1

Appendix D

FORM OF “BIG BOY” LETTER

D-1

Appendix E

FORM OF AMENDMENT NO. 1 TO THE OVERRIDE AGREEMENT

E-1